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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
         Date of Report (Date of earliest event reported) April 14, 2003


                           LONG ISLAND FINANCIAL CORP.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                              0-29826                  11-3453684
--------                              -------                 -------------
(State or other                     (Commission               (IRS Employer
jurisdiction of incorpor-           File Number)          Identification Number)
ation or organization)


                  One Suffolk Square, Islandia, New York 11722
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                    (Address of Principal Executive Offices)


                                 (631) 348-0888
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not applicable
                                 --------------
          (Former name or former address, if change since last report)





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ITEMS 1, 2, 3, 4, 5, 6, 8, 10 AND 11.  NOT APPLICABLE.


ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.
        ---------------------------------------

Exhibit 99.1 Press Release dated April 14, 2003.

ITEM 9. REGULATION FD DISCLOSURE.
        ------------------------

On April 14, 2003, the registrant issued a press release announcing the registrant's earnings for the first quarter of fiscal year 2003 and the prior declaration of a dividend.

The full text of the press release is attached as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           LONG ISLAND FINANCIAL CORP.


                                           /s/ Douglas C. Manditch
                                           -----------------------------------
                                  By:      Douglas C. Manditch
                                           President & Chief Executive Officer
                                           Date:  April 18, 2003


                                           /s/ Thomas Buonaiuto
                                           ---------------------------
                                  By:      Thomas Buonaiuto
                                           Vice President & Treasurer
                                           Date:  April 18, 2003